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THE MEXICO FUND, INC.
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 DIRECTORS:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 OFFICERS:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer

 INVESTMENT ADVISER --
 Impulsora del Fondo Mexico, S.A. de C.V.

 CUSTODIAN --
 Bancomer, S.A.
 Merrill Lynch Pierce Fenner & Smith Inc.

 TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company

 COUNSEL --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 AUDITORS --
 Arthur Andersen

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
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                      ---------------------------------
                        ------------------------------
                         ----------------------------


                                   THE MEXICO
                                   FUND, INC.
                            ----------------------
                                 Annual Report
                                October 31, 1998
                         ----------------------------
                        ------------------------------


                        ------------------------------
                            www.themexicofund.com
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

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THE MEXICO FUND, INC.
1998 ANNUAL REPORT
OCTOBER 31, 1998
HIGHLIGHTS




  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mex-ican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.

 . Mexican economic activity, measured by the gross domestic product (GDP), grew at a rate of 5.3% during the first nine months of calendar 1998.

 . The rate of exchange of the Mexican peso against the US dollar increased 20% during the fiscal year to end at Ps. 10.074.

 . Mexico's inflation rate increased as a consequence of the higher exchange rate. At the end of October, the accumulated 12-month inflation rate was 16.7%.

 . Interest rates on the 28-day Cetes (treasury bills) also increased recently, from 20% at the end of July 1998 to 33% at the end of October 1998.

 . Amendments to existing legislation were passed by the Mexican Chambers of Deputies and Senators to address on a comprehensive basis the financial sys-tem bailout program, previously known as Fobaproa. A new savings insurance institution will replace Fobaproa.

 . The financial package approved also incorporates a new relief program ad-dressed to reduce the payment burden of small and medium bank borrowers.

 . The market price and net asset value (NAV) per share of the Fund declined
  36.7% and 31.4%, respectively, during the Fund's fiscal year 1998, and the discount of the per share market price to NAV ended October at 27.5%.

 . The Fund's Board of Directors declared a dividend of 26.9 cents per share, payable on January 29, 1999, to shareholders of record on December 31, 1998.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
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--------------------------------------------------------------------------------
ECONOMIC ENVIRONMENT.

 The fiscal year which ended on October 31, 1998 ranks among the most turbulent ever for Mexican and international financial markets. Despite the turmoil in capital markets, the Mexican economy continued to move forward dynamically. During the three months ending in September, the Mexican GDP expanded 5.0%, bringing growth for the first nine months of 1998 to 5.3%. The main engine of the economy continued to be the domestic sector, and in particular private con-sumption and investment. During the 1998 fiscal year, the Fund directed a sig-nificant portion of its investments to listed companies in these sectors of the economy. The Mexican authorities estimate that in 1998 and 1999 the GDP will grow by 4.2% and 3.0%, respectively.

 The preservation of healthy public sector finances remains a priority for the Mexican Government. Three reductions to the public sector budget were imple-mented during 1998 to compensate for the loss of oil-related income. Authori-ties estimate the public sector deficit to represent 1.42% and 1.25% of Mexico's GDP during 1998 and 1999, respectively, and several fiscal measures to achieve this level in 1999 have already been submitted to the Mexican Congress for approval.

 The rate of exchange of the Mexican peso against the US dollar ended October 1998 at a level of Ps. 10.074, which represents an increase of 20% from the previous fiscal year end. Even though this indicator remained at levels of around Ps. 8.80 during most of the Fund's fiscal 1998, the international finan-cial turmoil experienced since the second half of August 1998 resulted in a further devaluation of the peso. The Mexican authorities have stated that the current floating foreign exchange policy will continue.

 Mexico's inflation rate was in decline until May 1998 when it reached an annualized level of 15%. However, the annual inflation rate has recently re-turned to levels near 17%, mainly because of the devaluation of the peso. The authorities expect Mexico's annual inflation rate to be 18% this year and 13% in 1999.

 In an effort to stimulate investments in peso-denominated instruments, and as a consequence of the volatility experienced by international financial markets and a tighter monetary policy, Mexico's interest rates also increased recently. The yield on the 28-day Cetes (treasury bills) ended October 1998 at 33%, com-pared with 21% one year earlier.

THE BOLSA AND THE FUND'S PERFORMANCE.

 The Fund's 1998 fiscal year was a difficult one. Several international events contributed significantly to the Fund's negative performance during fiscal 1998. The beginning of the Fund's fiscal year coincided with the Asian economic crisis. A general withdrawal of resources from emerging markets looking for safety affected financial markets around the world. Although Mexico has sounder fundamentals than many other emerging countries, its financial markets were also affected by the flight from those markets. In addition, the delay by the Mexican Chamber of Deputies in approving the banking system bailout package created concerns about Mexican markets. The bailout package was finally ap-proved by the Chamber of Deputies and the Senate in December. The proposal was supported by the PRI (the President's party) and the PAN (right of center par-ty), but was opposed by the PRD (left of center party) and some members of the PRI and PAN.

 The approved version of the bailout package incorporates most of the fundamen-tal components of the original proposal filed by the Executive Branch nine months ago, but also reflects the input of members of the PAN. Fobaproa (span-ish acronym for Banking Fund for the Protection of Depositors), will be re-placed by a new Bank Savings Insurance Institute or IPAB. The Government, the Congress and the Mexican Bankers Association have also announced a new debtor support program aimed at bringing relief to qualified small and medium-sized borrowers whose loans are being serviced on time. Non-performing borrowers will be given the opportunity to qualify for this support program if they bring their loans current. Progressively, over several

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years, IPAB will limit deposit insurance to an approximate present level of around US$100,000. Fobaproa coverage was unlimited.

 The market price and NAV per share of the Fund declined 36.7% and 31.4%, re-spectively, during the 1998 fiscal year, compared with a decrease of 27% for the Bolsa index. The fundamental reason for the relatively poor performance of the Fund in relation to the Bolsa index is the 20% increase in the price of Telmex, which represents around 28% of the Bolsa index and less than 7% of the Fund's assets. Conversely, a decline in the price of Telmex would have a greater negative effect on the performance of the Bolsa index than on the per-formance of the Fund. Because the Fund is a diversified investment company, its exposure to any single issuer is limited. The Fund's diversification strategy has been successful throughout most of its existence and management believes that this strategy is in the best interests of shareholders.

 The discount between the Fund's market price and NAV per share ended this fiscal year at a level of 27.5%. Because of the importance of this matter, the Board of Directors discusses this issue in a separate letter to shareholders included with this report. The Board will continue to monitor the discount.

 Fund shares continued to register high levels of liquidity. During the 1998 fiscal year, a total of 62.6 million shares traded on all US consolidated mar-kets, equivalent to 1.2 times the total number of shares outstanding.

PORTFOLIO STRATEGY

 In order to take advantage of attractive investment opportunities related to the dynamic performance of the domestic economy, during the 1998 fiscal year the Fund increased its exposure to the construction, housing, entertainment, consumer goods and retail sectors. The Fund also invested in two companies dedicated to agrobiotechnology and insurance activities that have, in the Ad-viser's view, interesting growth potential. On the other hand, the Fund re-duced its exposure to financial groups and only one institution in this sector remains in the Fund's portfolio. The financial rescue package, mentioned pre-viously, will still require substantial infu- sions of new capital into sev-eral financial groups, which may now be funded 100% from foreign sources, in-cluding the largest banks. This process may result in the consolidation of various banking groups. The Fund also reduced its investments in some compa-nies that produce and export commodities as well as in some others that face specific adverse circumstances.

 In addition to the Fund's portfolio composition at the end of October 1998, we have included for your convenience a basic description of the Fund's top ten holdings, which at that time represented 60.6% of its total net assets.

SECURITIES LENDING PROGRAM

 The Fund commenced a Securities Lending Program during August 1998 in order to generate additional net investment income. The Fund's Board of Directors appointed Merrill Lynch Portfolio Services, Inc. as the securities lending agent under the Program. The Fund's equity securities currently on loan are indicated in a note to the Schedule of Investments included in this Report. We will be reporting to you regularly about the status and development of the Se-curities Lending Program.

YEAR 2000 ISSUE

 Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not cor-rectly process the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations on a worldwide basis.

 The Adviser has informed the Fund that it is implementing steps intended to ensure that the Adviser's computer systems are capable of processing informa-tion on or after January 1, 2000. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 plans and compliance efforts. The Fund has prepared a contingency plan intended to provide for pos-sible Year 2000 occur-

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rences if, and as, the Fund begins to experience system and computer difficul-
ties. In addition, the Fund is trying to ensure that third party noncompli-ance, should it occur, will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an ad-verse effect on the Adviser's ability to continue to provide the services it currently provides to the Fund.

 Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its in-vestment return. To the extent the impact on a portfolio holdings is negative, the Fund's investment return could be adversely affected.

 Although the Fund has been inquiring with third parties to assess their Year 2000 preparedness, there can be no assurance that the Fund will not experience adverse effects if certain Year 2000 problems arise. For example, if the Mexi-can Stock Exchange or the Mexican central securities depository experiences interruptions in operations related to the Year 2000, the Fund may be unable to engage in certain securities transactions or to obtain current exchange quotations on portfolio securities. Similarly, the efficient operations of the Fund and the Adviser are significantly dependent on the technology infrastruc-ture of Mexico, including telephone and electrical systems. Year 2000 problems related to these systems are outside of the control of either the Fund or the Adviser. The Fund also relies on third party services for transfer agency, custody, brokerage, and securities lending services, among others. Despite the Fund's continuing efforts to assess the Year 2000 readiness of these service providers, there can be no assurance that such service providers will not ex-perience Year 2000 problems that may adversely affect the Fund.

DECLARATION OF DIVIDEND

 The Fund's Board of Directors has declared a dividend of 26.9 cents per share to shareholders of record on December 31, 1998, payable on January 29, 1999. This dividend is comprised entirely of net investment income and is not sub-ject to any Mexican withholding tax.

DIVIDEND REINVESTMENT PLAN

 The Fund's Dividend Reinvestment Plan (the Plan) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvest-ment of net investment income and capital gain distributions. UNDER THE TERMS OF THE PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commis-sions. Shareholders who do not participate in the Plan will receive all dis-tributions in cash. The Plan provides a convenient way to increase your hold-ings in the Common Stock of the Fund through the reinvestment of distribu-tions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

 If your shares are registered in the name of a broker-dealer or any other nominee, you must contact

--------------------------------------------------------------------------------
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the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

COMMUNICATIONS WITH SHAREHOLDERS

 For the benefit of the Fund's shareholders and the investing public, the Fund has created a Web Site that contains, among other information, a daily update of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in information about the Fund to consult the Fund's Web Site at the following Internet ad-dress:

                             WWW.THEMEXICOFUND.COM

 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if re-quested by writing to the Adviser at:

  IMPULSORA DEL FONDO MEXICO, S.A. DE C.V.
  77 ARISTOTELES ST., 3RD FLOOR
  11560, MEXICO, D.F.
  MEXICO

 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free tele-phone number and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV per share, quarterly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individuals. Please refer your information requests to:

  MORROW & CO., INC.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

 The Fund has also recently subscribed to the Annual Report Service of the most important financial newspapers. Our subscription to this service will enable the Fund to disseminate in a cost-effective manner its annual and quarterly re-ports to potential investors.

ANNUAL SHAREHOLDER MEETING

 The Fund's Annual Meeting of Shareholders will be held on February 26, 1999 at 2:00 p.m. at the offices of Dechert Price & Rhoads, located at 30 Rockefeller Plaza, 23rd Floor, New York, NY 10112. Shareholders of record on December 22, 1998 will be entitled to vote at and attend the meeting. Accompanying this 1998 Annual Report is the notice of the meeting together with the corresponding proxy materials. We encourage all Fund shareholders who do not plan to attend the meeting to vote by proxy and in this way help reduce the Fund's expenses of solicitation.

 The Directors and Officers of your Fund extend to all of you their best wishes for the Holiday Season and for a prosperous 1999.

JOSE LUIS GOMEZ      JUAN GALLARDO T.
PIMIENTA             Chairman of the Board
President
December 22,
1998.

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GERMAN INVESTORS ARE ADVISED THAT THE FUND'S GERMAN DOMESTIC TAX REPRESENTATIVE
                                      IS:
                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallee 10-12
                          65760 Eschborn/Frankfurt/M.
                                 Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                             Telefon 06196-99-6264
                             Telefax 06196-99-6419

                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web Site at:
                             WWW.THEMEXICOFUND.COM
   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services at (212) 936-5100.

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DESCRIPTION OF THE FUND'S TEN LARGEST HOLDINGS AS OF OCTOBER 31, 1998

1. CIFRA, S.A. DE C.V. (9.24%)

 Cifra is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. At the end of 1997, Cifra had a total of 388 units in Mexico, which included supermarkets, retail stores and restaurants.

2. GRUPO MODELO, S.A. DE C.V. (8.47%)

 Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand name beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

3. KIMBERLY CLARK DE MEXICO, S.A. DE C.V. (7.97%)

 The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

4. GRUPO INDUSTRIAL BIMBO, S.A. DE C.V. (6.69%)

 Bimbo is the most important food producer in Mexico and one of the largest in Latin America. The company is dedicated to the production, distribution and sale of bread, cookies, cakes, candies, chocolates, snacks, tortillas and processed foods. Bimbo is the leader in the Mexican bread market and has the largest distribution network in the country. Since 1989, Bimbo has expanded its operations to the United States and Central and South America.

5. TELEFONOS DE MEXICO, S.A. DE C.V. (6.51%)

 Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data, and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunications services in Latin America.

6. FOMENTO ECONOMICO MEXICANO, S.A. DE C.V. (5.14%)

 Femsa is the largest, totally integrated producer of soft drinks and beer in Mexico, and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

7. DESC, S.A. DE C.V. (4.87%)

 Desc is one of Mexico's largest holding groups and focuses its activities in five business sectors: auto parts, chemicals, consumer products, food and real estate. The company's diversification has enabled it to compensate for the ef-fects of the natural cycles of the business sectors in which it participates.

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8. CEMEX, S.A. DE C.V. (4.11%)

 Cemex is the largest cement company in the Americas and one of the three largest in the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and the Dominican Re-public and has important market presence in the Caribbean, Philippines and the southwest region of the United States.

9. GRUPO CARSO, S.A. DE C.V. (3.98%)

 Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The company holds large market shares in most of the businesses in which it participates and its business strategy includes ac-quiring controlling interests in undervalued companies to maximize their long-term growth and value.

10. APASCO, S.A. DE C.V. (3.62%)

 The Apasco Group is an organization founded in 1928, dedicated to the produc-tion and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market presence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

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THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                         PERCENT
                                 SHARES                                        VALUE     OF NET
 INDUSTRIES                       HELD      COMMON STOCK (92.52%)    SERIES   (NOTE 1)   ASSETS
------------------------------------------------------------------------------------------------
 AGROBIOTECHNOLOGY         (a)  1,500,000 Empresas la Moderna,
                                           S.A. de C.V............      A   $  8,933,889   1.14%
------------------------------------------------------------------------------------------------
 BEVERAGES                      8,000,000 Coca-Cola Femsa, S.A. de
                                           C.V....................      L     13,023,625   1.66
                           (c) 15,570,000 Fomento Economico
                                           Mexicano, S.A. de C.V..    UBD     40,261,912   5.14
                                7,200,000 Grupo Continental, S.A..      *     17,653,365   2.25
                           (c) 31,415,000 Grupo Modelo, S.A. de
                                           C.V....................      C     66,422,424   8.47
                                5,045,000 Sistema Argos, S.A......      B      4,857,703   0.62
                                                                            ------------  -----
                                                                             142,219,029  18.14
------------------------------------------------------------------------------------------------
 CEMENT INDUSTRY           (c)  7,720,000 Apasco, S.A. de C.V.....      *     28,354,179   3.62
                           (c) 13,474,000 Cemex, S.A. de C.V......    CPO     32,233,810   4.11
                                5,000,000 Corporacion Moctezuma,
                                           S.A. de C.V............     B2      4,516,577   0.58
                                                                            ------------  -----
                                                                              65,104,566   8.31
------------------------------------------------------------------------------------------------
 COMMUNICATIONS                10,036,994 Carso Global Telecom,
                                           S.A. de C.V............     A1     27,398,981   3.50
                           (a)  1,268,200 Grupo Televisa, S.A.....    CPO     17,246,714   2.20
                           (c)  9,500,000 Telefonos de Mexico,
                                           S.A. de C.V............      A     24,848,620   3.17
                           (c) 10,000,000 Telefonos de Mexico,
                                           S.A. de C.V............      L     26,206,075   3.34
                                                                            ------------  -----
                                                                              95,700,390  12.21
------------------------------------------------------------------------------------------------
 CONSTRUCTION & HOUSING    (a)  2,102,000 Consorcio ARA, S.A. de
                                           C.V....................      *      4,632,162   0.59
                           (a)  2,000,000 Consorcio Hogar, S.A. de
                                           C.V....................      B        956,919   0.12
                        (a)(c)  2,000,000 Corporacion Geo, S.A. de
                                           C.V....................      B      3,474,290   0.44
                               11,920,000 Empresas ICA, Sociedad
                                           Controladora, S.A. de
                                           C.V....................      *     10,412,547   1.33
                                                                            ------------  -----
                                                                              19,475,918   2.48
------------------------------------------------------------------------------------------------
 CONSUMER PRODUCTS                        Kimberly-Clark de
 FOR PERSONAL CARE             21,250,000  Mexico, S.A. de C.V....      A     62,437,959   7.97
------------------------------------------------------------------------------------------------
 ENTERTAINMENT          (a)(c)  3,748,000 Corporacion
                                           Interamericana de
                                           Entretenimiento, S.A.
                                           de C.V. ...............      B      7,515,346   0.96
                           (a)  1,000,000 Corporacion
                                           Interamericana de
                                           Entretenimiento, S.A.
                                           de C.V. ...............      L      1,488,982   0.19
                           (a)  1,710,000 ECE, S.A. de C.V........      *        848,720   0.11
                                                                            ------------  -----
                                                                               9,853,048   1.26
------------------------------------------------------------------------------------------------
 FINANCIAL GROUPS               4,077,000 Grupo Financiero
                                           Inbursa, S.A. de C.V...      B      7,171,376   0.91
                        (a)(b)        --  Grupo Financiero
                                           Inverlat Recovery
                                           Trust..................                   --    0.00
                                                                            ------------  -----
                                                                               7,171,376   0.91
------------------------------------------------------------------------------------------------
 FOOD                           6,000,000 Pasteleria Francesa,
                                           S.A. de C.V............      *      1,357,951   0.17
                           (a)  2,930,000 Grupo Azucarero Mexico,
                                           S.A. de C.V............      B        639,865   0.08
                           (c) 31,079,000 Grupo Industrial Bimbo,
                                           S.A. de C.V............      A     52,446,198   6.69
                               17,000,000 Grupo Industrial Maseca,
                                           S.A. de C.V............      B     13,837,602   1.77
                                                                            ------------  -----
                                                                              68,281,616   8.71
------------------------------------------------------------------------------------------------
 HOLDINGS                  (c) 10,150,001 Alfa, S.A. de C.V.......      A     27,203,695   3.47
                                2,095,000 Cydsa, S.A..............      A      2,075,452   0.26
                                8,945,950 Desc, S.A. de C.V.......      A      8,347,422   1.07
                               32,530,950 Desc, S.A. de C.V.......      B     29,773,214   3.80
                                8,980,000 Grupo Carso, S.A. de
                                           C.V....................     A1     31,199,127   3.98
                                3,220,000 Grupo Imsa, S.A. de
                                           C.V....................    UBC      3,611,872   0.46

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1998 -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                         PERCENT
                                SHARES                                         VALUE     OF NET
 INDUSTRIES                      HELD     COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)   ASSETS
------------------------------------------------------------------------------------------------
 HOLDINGS (CONTINUED)           3,100,000 Sanluis Corporacion,
                                           S.A. de C.V............    CPO   $  4,455,827   0.57%
                                4,496,237 Vitro, S.A..............      A      6,516,286   0.83
                                                                            ------------ ------
                                                                             113,182,895  14.44
------------------------------------------------------------------------------------------------
 INSURANCE                (a)   1,000,000 Seguros Comercial
                                           America, S.A. de C.V...      B      3,275,759   0.42
------------------------------------------------------------------------------------------------
 IRON & STEEL INDUSTRY    (c)   3,000,000 Hylsamex, S.A. de C.V...    BCP      4,586,063   0.59
                          (a)   1,705,000 Industrias CH, S.A. de
                                           C.V....................      B      3,943,468   0.50
                                1,011,000 Tubos de Acero de
                                           Mexico, S.A............      *      8,550,447   1.09
                                                                            ------------ ------
                                                                              17,079,978   2.18
------------------------------------------------------------------------------------------------
 MINING INDUSTRY                7,000,000 Grupo Mexico, S.A. de
                                           C.V....................      B     17,857,852   2.28
                                4,000,000 Industrias Penoles, S.A.
                                           de C.V.................      *     12,269,208   1.56
                                                                            ------------ ------
                                                                              30,127,060   3.84
------------------------------------------------------------------------------------------------
 RETAIL TRADE          (a)(c)  16,232,807 Cifra, S.A. de C.V......      C     21,108,772   2.69
                       (a)(c)  37,723,784 Cifra, S.A. de C.V......      V     51,301,950   6.55
                                9,500,000 Controladora Comercial
                                           Mexicana, S.A. de C.V..    UBC      6,035,339   0.77
                          (a)     888,000 Organizacion Soriana,
                                           S.A. de C.V............      B      2,644,431   0.34
                                                                            ------------ ------
                                                                              81,090,492  10.35
------------------------------------------------------------------------------------------------
 SERVICE                        7,822,000 Corporacion Mexicana de
                                           Restaurantes, S.A. de
                                           C.V....................      B      1,242,327   0.16
------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                           (Identified Cost--
                                           $506,894,178 ).........          $725,176,302  92.52
------------------------------------------------------------------------------------------------
                                                                                         PERCENT
                                 FACE              SHORT-                      VALUE     OF NET
 SECURITIES                      VALUE    TERM SECURITIES (12.06%)            (NOTE 1)   ASSETS
------------------------------------------------------------------------------------------------
 REPURCHASE                   $59,348,092 Bancomer, S.A., 29.25%,
 AGREEMENTS                                dated 10/30/98, due
                                           11/03/98, repurchase
                                           price $59,540,973
                                           collateralized by
                                           Udibonos...............          $ 59,348,092   7.57%
                              $20,000,000 Morgan Stanley Dean
                                           Witter, 5.55%, dated
                                           10/30/98, due 11/02/98,
                                           repurchase price
                                           $20,009,250
                                           collateralized by U.S.
                                           Treasury--Note ........            20,000,000   2.55
                              $15,030,000 Lehman Brothers, Inc.,
                                           5.60%, dated 10/30/98,
                                           due 11/02/98,
                                           repurchase price
                                           $15,037,014
                                           collateralized by
                                           Federal Home Loan
                                           Mortgage...............            15,030,000   1.92
------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM
                                           SECURITIES (Identified
                                           Cost--$94,378,092).....          $ 94,378,092  12.04
                                                                            ------------ ------
                                          TOTAL INVESTMENTS
                                           (Identified Cost--
                                           $601,272,270)..........           819,554,394 104.56
                                          LIABILITIES IN EXCESS OF
                                           OTHER ASSETS...........          (35,779,038)  (4.56)
                                                                            ------------ ------
                                          NET ASSETS (Equivalent
                                           to $15.52 per share on
                                           50,506,925 Shares of
                                           Capital Stock
                                           Outstanding)...........          $783,775,356 100.00%
                                                                            ------------ ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.
(c) Securities are partially on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $506,894,178).....  $725,176,302
 Short-term securities (identified cost --
   $94,378,092).....................................    94,378,092
                                                      ------------
  Total investments (identified cost --
    $601,272,270)...................................               $819,554,394
Cash................................................                    162,273
Interest receivable.................................                    107,316
Dividends receivable................................                      2,624
                                                                   ------------
  Total assets......................................                819,826,607
                                                                   ------------
LIABILITIES:
 Payable upon return of securities loaned (Note 1)..                 35,124,264
 Investment adviser (Notes 2 and 3).................                    527,892
 Accrued expenses and other liabilities.............                    399,095
                                                                   ------------
  Total liabilities.................................                 36,051,251
                                                                   ------------
NET ASSETS -- Equivalent to $15.52 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)...........................................               $783,775,356
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends.......................................  $  18,450,723
 Interest and discounts earned...................     10,661,265
 Income from securities loaned, net (Note 1).....         98,330
                                                   -------------
 Total income....................................                 $  29,210,318
Expenses:
 Investment advisory fee (Note 2)................      6,959,011
 Administrative services (Note 3)................        350,000
 Trustee fee (Note 4)............................         47,990
 Value-added taxes (Note 1)......................      1,126,911
 Printing, distribution and mailing of
  shareholder reports............................        316,749
 Legal fees......................................        202,861
 Directors' fees.................................        180,000
 Directors' expenses.............................         35,861
 Accounting and audit fees.......................        109,305
 Custodian fees (Note 5).........................         77,003
 Transfer agent and dividend disbursement fees...         21,000
 Shareholders' information.......................         74,326
 Stock exchange fees.............................         33,169
 Miscellaneous...................................        195,339
                                                   -------------
 Operating expenses..............................                     9,729,525
                                                                  -------------
 Net investment income (Note 1)..................                    19,480,793
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales.............................     74,870,524
 Cost of securities sold.........................    129,355,348
                                                   -------------
 Net realized loss on investments................    (54,484,824)
 Net realized loss from foreign currency
  transactions...................................     (6,886,284)
                                                   -------------
 Net realized loss on investments and foreign
  currency transactions..........................                   (61,371,108)
Increase (decrease) in net unrealized gain (loss)
 on investments and translation of assets and
 liabilities in foreign currency:
Investments:
 End of period (Note 6)..........................    218,282,123
 Beginning of period.............................    532,153,219
                                                   -------------
 Decrease in net unrealized gain on investments..   (313,871,096)
Translation of assets and liabilities in foreign
 currency:
 End of period...................................     (4,955,696)
 Beginning of period.............................     (2,763,362)
                                                   -------------
 Increase in net unrealized loss on translation
  of assets and liabilities in foreign currency..     (2,192,334)
 Decrease in net unrealized gain on investments
  and translation of assets and liabilities in
  foreign currency...............................                  (316,063,430)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS......................................                 $(357,953,745)
                                                                  =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE             FOR THE
                                             YEAR ENDED          YEAR ENDED
                                          OCTOBER 31, 1998    OCTOBER 31, 1997
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income...................   $  19,480,793       $   20,012,313
Net realized (loss) gain on investments
 and foreign currency transactions......     (61,371,108)          50,449,917
Net (decrease) increase in unrealized
 gain on investments and translation of
 assets and liabilities in foreign
 currency...............................    (316,063,430)         255,566,988
                                           -------------       --------------
Net (decrease) increase in net assets
 resulting from operations..............    (357,953,745)         326,029,218
Dividends to shareholders from net
 investment income......................     (11,616,592)         (18,889,938)
Dividends to shareholders from net
 realized gain on investments...........     (29,625,602)            (996,424)
Net increase in capital stock (Note 7)..      15,078,787                  --
                                           -------------       --------------
 Total (decrease) increase in net
  assets................................    (384,117,152)         306,142,856
NET ASSETS:
Beginning of period.....................   1,167,892,508          861,749,652
                                           -------------       --------------
End of period...........................   $ 783,775,356 (A)   $1,167,892,508 (A)
                                           =============       ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(6,182,706) as of October 31, 1998 and $(7,160,623) as of October 31, 1997.

--------------------------------------------------------------------------------
THE MEXICO
FUND, INC.
FINANCIAL
HIGHLIGHTS   ----
----------------------------------------------------------------------------------------
                               FOR THE YEAR ENDED OCTOBER 31,
                 ---------------------------------------------------------------------
                   1998         1997       1996      1995         1994         1993
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset
 value,
 beginning of
 period........  $  23.49    $    17.33  $  13.80  $  33.48    $    28.88   $    24.91
                 --------    ----------  --------  --------    ----------   ----------
 Net investment
  income (Note
  1)...........      0.39**        0.40      0.50      0.59**        0.21**       0.58**
 Net (loss)
  gain on
  investments
  and
  translation
  of foreign
  currency
  (Note1)......     (7.48)**       6.16      3.46    (19.21)**       4.89**       8.77**
                 --------    ----------  --------  --------    ----------   ----------
Total from
 investments
 operations....     (7.09)**       6.56      3.96    (18.62)**       5.10**       9.35**
                 --------    ----------  --------  --------    ----------   ----------
LESS DIVIDENDS
 AND
 DISTRIBUTIONS:
 Dividends to
  common
  shareholders
  from net
  investment
  income.......     (0.23)        (0.38)    (0.43)      --          (0.27)       (0.49)
 Distributions
  to common
  shareholders
  from net
  capital gains.    (0.60)        (0.02)      --      (0.01)        (0.23)       (2.48)
                 --------    ----------  --------  --------    ----------   ----------
Total dividends
 and
 distributions.     (0.83)        (0.40)    (0.43)    (0.01)        (0.50)       (2.97)
                 --------    ----------  --------  --------    ----------   ----------
 Tax return of
  capital......       --            --        --      (0.05)          --           --
                 --------    ----------  --------  --------    ----------   ----------
 Capital charge
  resulting
  from issuance
  of fund
  shares.......     (0.05)          --        --      (1.00)          --         (2.41)
                 --------    ----------  --------  --------    ----------   ----------
 Net asset
  value, end of
  period.......  $  15.52    $    23.49  $  17.33  $  13.80    $    33.48   $    28.88
                 ========    ==========  ========  ========    ==========   ==========
 Market value
  per share,
  end of
  period.......  $  11.25    $    18.69  $  14.13  $  12.25    $    31.38   $    27.00
                 ========    ==========  ========  ========    ==========   ==========
Total
 investment
 return based
 on market
 value per
 share.........    (36.70%)       35.03%    18.77%   (60.79%)       15.39%       27.41%
RATIOS TO
 AVERAGE NET
 ASSETS
 Expenses......      0.93%         0.91%     1.00%     1.14%         0.92%        1.08%
 Net investment
  income.......      1.87%         1.80%     2.93%     3.24%         0.63%        2.27%
SUPPLEMENTAL
 DATA:
 Net assets at
  end of period
  (in 000's)...  $783,775    $1,167,893  $861,750  $685,896    $1,248,094   $1,075,948
 Portfolio
  turnover
  rate.........      3.69%         7.58%     9.57%    10.61%         3.89%        5.14%

--------
**Amounts were computed based on average shares outstanding during the period. See Notes to Financial Statements.
--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                          -------------------------------------------------------------------------------------
                             QUARTER ENDED        QUARTER ENDED        QUARTER ENDED         QUARTER ENDED
                              10/31/1998           07/31/1998            04/30/1998            01/31/1998
                          -------------------- -------------------- --------------------- ---------------------
                            TOTAL    PER SHARE   TOTAL    PER SHARE   TOTAL     PER SHARE   TOTAL     PER SHARE
                          ---------  --------- ---------  --------- ----------  --------- ----------  ---------
Investment Income.......  $   5,409   $ 0.11   $  10,939   $ 0.22   $    9,851   $ 0.20   $    3,011   $ 0.06
Net Investment Income...  $   3,512   $ 0.07   $   8,456   $ 0.17   $    7,240   $ 0.14   $      273   $ 0.01
Net realized (loss) gain
 on investments.........  $ (37,524)  $(0.74)  $   2,744   $ 0.05   $   (3,675)  $(0.07)  $  (16,030)  $(0.32)
Net realized loss from
 foreign currency
 transactions...........  $  (2,745)  $(0.05)  $  (2,249)  $(0.04)  $     (597)  $(0.01)  $   (1,295)  $(0.03)
Net increase (decrease)
 in unrealized gain on
 investments............  $(138,118)  $(2.73)  $(257,338)  $(5.10)  $   82,680   $ 1.64   $   (1,095)  $(0.02)
Net decrease (increase)
 in unrealized loss on
 translation of assets
 and liabilities in
 foreign currency.......  $  (3,244)  $(0.06)  $    (186)  $(0.00)  $      568   $ 0.01   $      670   $ 0.01
Net asset value.........  $ 783,775   $15.52   $ 967,956   $19.16   $1,222,086   $24.20   $1,135,869   $22.49

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
OCTOBER 31, 1998
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long-term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at October 31, 1998 was Ps. 10.074 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks at fiscal year end, resulting from changes in the exchange rate.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, re-alization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 1998, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. For the year ended October 31, 1998, the Fund was not sub-ject to Mexican withholding taxes.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund proposed by the in-vestment adviser. The Board also approved Merrill Lynch Portfolio Services, Inc. as the lending agent for the Fund. Since August 18, 1998, the Fund has been lending part of its portfolio securities to approved financial institu-tions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to re-ceive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and pays a commission to the lending agent. All amounts earned and paid are in-cluded in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, each loan is collateralized by U.S. dollars (cash), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or irrevocable stand-by letters of credit issued by U.S. banks. The collateral is maintained at all times in an amount equal to at least 105 percent of the current market value of the loaned secu-rities. At October 31, 1998, the value of securities loaned and collateral re-ceived thereon were as follows:

Value of Securities Loaned......................................... $33,309,645
                                                                    ===========
Value of Collateral Received....................................... $35,036,625
                                                                    ===========

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
average daily net assets, 0.70% on the excess over $200 million up to $400 mil-lion and 0.60% on the excess over $400 million.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 1999. The annual fee payable to the Adviser by the Fund under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invested. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this arrangement, effective Octo-ber 5, 1995, Bancomer received an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price In-dex, paid monthly on a cumulative basis, which for the five month period ended March 31, 1998, amounted to $47,990, equivalent to a monthly average of $9,598.

During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The ter-mination was effective on March 31, 1998.

5. MANDATE AGREEMENT AND MANDATORY PARTY:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer will act as the Mandatory Party, per-forming certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

The annual fee payable to Bancomer under this Agreement is denominated in Mexi-can pesos, which translates to approximately $49,449, equivalent to a monthly average of $4,121.

Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $36,955,284
                                                                    -----------
Total Purchases.................................................... $36,955,284
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $74,870,525
                                                                    -----------
Total Sales........................................................ $74,870,525
                                                                    ===========

 As of October 31, 1998, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $218 million, of which approximately $322 million related to appreciated securities and approxi-mately $104 million related to depreciated securities. The aggregate cost of investments in common stocks at October 31, 1998 for Federal income tax pur-poses was approximately $507 million.

7. CAPITAL STOCK:

 At October 31, 1998, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Company sold, in fiscal year

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, the Company issued 791,018 shares, which amounted to $15,078,787.

 As of October 31, 1998, net assets were comprised of the following:

Common Stock.................................................. $ 50,506,925
Additional paid-in capital....................................  576,466,300
Accumulated net investment loss...............................   (6,182,706)
Accumulated net realized loss on investments..................  (50,341,590)(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency....  213,326,427
                                                               ------------
                                                               $783,775,356
                                                               ============

--------
(A) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

 Accumulated net realized (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at October 31, 1998 of approximately $54,485,000 expiring in 2006.

9. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has re-ceived an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the mar-ket value of the Fund's holdings in the Recovery Trust at $0 as of October 31, 1998, due to the uncertainty regarding its ultimate realization.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders of
The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of invest-ments, as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1998, in conformity with generally accepted ac-counting principles.

                                                                 ARTHUR ANDERSEN

New York, N.Y.
November 19, 1998